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                                  SCHEDULE 14-A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )



Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement       ( )   Confidential, for use
                                             of the Commission Only
                                             (as permitted by Rule14(a)-6(6)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials

( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     SEACOAST BANKING CORPORATION OF FLORIDA
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (check the appropriate box):

(X)   No fee required

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1) Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:


( )   Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule, or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:


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April 3, 2003



Dear Shareholder,

We recently mailed to you proxy materials for the 2003 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida to be held on May 1, 2003, and according to our records, your vote has not been received.

Your shares can not be voted unless you give your specific instructions and sign, date, and return your proxy card.

Your Board of Directors recommends a vote "FOR" all proposals.

Your vote is extremely important. Please vote today, using the enclosed proxy card and return envelope.

If you have any questions regarding the Annual Meeting, please call our proxy solicitor, Morrow & Co., Inc., at 1-800-607-0088.

Sincerely,



/s/ Dennis S. Hudson, III
-------------------------
Dennis S. Hudson, III
President and Chief Executive Officer

Enclosure


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